Exhibit 10.12

AMENDMENT

This Amendment dated as of May 6, 2013 (this "Amendment") hereby amends the following agreements: (i) the Promissory Note Purchase Agreement dated as of January 10, 2013 (the "Purchase Agreement") by and among Global Digital Solutions, Inc. (the "Company") and Gabriel Del Los Reyes (the "Noteholder"), (ii) the Secured Promissory Note dated as of January 10, 2013 (the "Note") by and among the Company and the Noteholder, (iii) the Security Agreement dated as of January 10, 2013 (the "Security Agreement") by and among the Company and the Noteholder, and (iv) a Warrant dated as of January 10, 2013 by and among the Company and the Noteholder (the 'Warrant"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

WHEREAS, pursuant to the terms of the Note, the Maturity date is May 1, 2013; and

WHEREAS, the Company wishes to (i) extend the Maturity Date of the Note to July 1, 2013, (ii) convert the Note into shares of the Company's common stock at the Maturity Date at a conversion price of $25; and (iii) issue to the Noteholder warrants to acquire an additional three million shares of the Company's common stock at an exercise price of $.10 per share for a period of three years from the issue date hereof; and

WHEREAS, the Noteholder, has agreed to the foregoing amendments requested by the Company.

NOW THEREFORE, in consideration of the premises, the mutual agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned agree as follows:

1.            Extension of the Maturity Date. The Maturity Date is hereby extended to July 1, 2013.

2.            Conversion of Note. At the Maturity date, contingent upon the bankruptcy court having approved the Plan of Reorganization for Airtronic USA Inc., the Company shall convert the Note into shares of its common stock at a conversion price of $.25.

3.            Issue of Warrants. The Company shall amend the Warrant to reduce the exercise price form $.15 per share to $.10 per share.

4.            Remaining Provisions. Except as modified and amended herein, all of the terms and conditions of the Purchase Agreement, the Note, the Security Agreement, and the Warrant shall remain in full force and effect and all references to such documents shall be deemed to refer to such documents as modified by this Amendment.

5.            Counterparts. This Amendment may be executed in one or more counterparts (including facsimile counterparts), each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same Amendment.

6.            Governing Law. This Amendment and the rights of the parties hereto shall be interpreted in accordance with the laws of the State of Florida, without giving effect to principles of conflict of laws.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

GLOBAL DIGITAL SOLUTIONS, INC.

By:	/s/ William J. Delgado
Name:	William J. Delgado
Title:	CEO

/s/ Gabriel De Los Reyes
Name:	Gabriel De Los Reyes

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

GLOBAL DIGITAL SOLUTIONS, INC.

By:	/s/ William J. Delgado
Name:	William J. Delgado
Title:	CEO

/s/ Gabriel De Los Reyes
Name:	Gabriel De Los Reyes

Exhibit A

NOTICE EXERCISE OF WARRANT

The undersigned, Gabriel De Los Reyes, hereby exercises the right to purchase 3.000,000 shares of common stock, par value $0.001 per share ("Common Stock"), of Global Digital Solutions, Inc. evidenced by the within Warrant Certificate for a Warrant Price of $.10 per share and herewith makes payment of the purchase price in full of $300,000.00 in cash. Kindly issue certificates for shares of Common Stock in accordance with the instructions given below.

Dated: June 6, 2013.

/s/ Gabriel A. De Los Reyes
Signature: Gabriel De Los Reyes

Instructions for issuance of 3,000,000 shares of Common Stock:

Name in which stock certificate to be issued (Please Print):

Gabriel A. De Los Reyes

Social Security or other identifying Number of certificate holder:
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Address:	17795 SW 158 STREET
MIAMI, 7L 33187
City/State and Zip Code